Subsequent Events	12 Months Ended
Mar. 31, 2023
Subsequent Events
Subsequent Events

14. Subsequent Events

On July 27, 2023, the Company closed its initial public offering, in which the Company sold 2,400,000 American Depositary Shares (“ADSs”) at a public offering price of US$4.00 per ADS. Each ADS represents one common share of the Company. The Company received net proceeds of US$7,191 thousand after deducting underwiring discounts and commissions and other offering costs.

On August 1, 2023, the Company entered into a term loan agreement with the CEO of the Company for $2,700 thousand with a maturity date of March 31, 2024. The interest rate of the term loan is 6.00% per annum.